                                                                    EXHIBIT 10.1

                                 AMENDMENT NO 24

                         TO THE A320 PURCHASE AGREEMENT

                           DATED AS OF APRIL 20, 1999

                                     BETWEEN

                                 AVSA, S.A.R.L.

                                       AND

                           JETBLUE AIRWAYS CORPORATION

This Amendment No. 24 (hereinafter referred to as the "Amendment") is entered into as of July 21, 2005, between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac,
France (hereinafter referred to as the "Seller"), and JetBlue Airways
Corporation, a corporation organized and existing under the laws of the State of
Delaware, United States of America, having its principal corporate offices located 118-29 Queens Boulevard, 5th Floor, Forest Hills, New York 11375 USA
(hereinafter referred to as the "Buyer").

                                   WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement dated as of April 20, 1999 relating to the sale by the Seller and the purchase by the
Buyer of certain Airbus A320-200 aircraft (the "Aircraft"), including twenty-five option aircraft (the "Option Aircraft"), which, together with all
Exhibits, Appendixes and Letter Agreements attached thereto and as amended by
Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of
March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000,
Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of
January 29 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 18, 2001, Amendment No. 10 dated as of November 16, 2001, Amendment
No. 11 dated as of December 31, 2001, Amendment No. 12 dated as of April 19,
2002, Amendment No. 13 dated as of November 22, 2002, Amendment No. 14 dated as of December 18, 2002 and Amendment No. 15 dated as of February 10, 2003,
Amendment No. 16 dated as of April 23, 2003, Amendment No. 17 dated as of
October 1, 2003, Amendment No. 18 dated as of November 12, 2003, Amendment No.
19 dated as of June 4, 2004, Amendment No. 20 dated as of June 7, 2004,
Amendment No. 21 dated as of November 19, 2004, Amendment No. 22 dated as of
February 17, 2005 and Amendment No. 23 dated as of March 31, 2005, is hereinafter called the "Agreement."

WHEREAS the Seller and the Buyer have agreed to amend Clause 9 of the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.       DEFINITIONS
         -----------

Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and
"hereunder" and words of similar import refer to this Amendment.

2.       DELIVERY SCHEDULE
         -----------------

2.1      The Buyer and the Seller agree to reschedule the delivery date of the following Aircraft as follows:

         (i)      Aircraft CaC Id 124 963 from *** 2006 to *** 2005.

2.2      As a consequence of Paragraph 2.1 above, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby cancelled and replaced by the following quoted provisions:

QUOTE:

    CAC Id No.    Rank No.  Aircraft                          Delivery
    ---------     --------  --------                          --------

     41 199       No. 1     Pre-Amendment No. 16 Aircraft     ***         2000
     41 200       No. 2     Pre-Amendment No. 16 Aircraft     ***         2000
     41 203       No. 3     Pre-Amendment No. 16 Aircraft     ***         2000
     41 201       No. 4     Pre-Amendment No. 16 Aircraft     ***         2000
     41 202       No. 5     Pre-Amendment No. 16 Aircraft     ***         2000
     41 204       No. 6     Pre-Amendment No. 16 Aircraft     ***         2000

     41 205       No. 7     Pre-Amendment No. 16 Aircraft     ***         2001
     41 206       No. 8     Pre-Amendment No. 16 Aircraft     ***         2001
     41 210       No. 9     Pre-Amendment No. 16 Aircraft     ***         2001
     41 207       No. 10    Pre-Amendment No. 16 Aircraft     ***         2001
     41 208       No. 11    Pre-Amendment No. 16 Aircraft     ***         2001
     41 209       No. 12    Pre-Amendment No. 16 Aircraft     ***         2001
     41 228       No. 13    Pre-Amendment No. 16 Aircraft     ***         2001

------------------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

     41 211       No. 14    Pre-Amendment No. 16 Aircraft     ***         2002
     41 212       No. 15    Pre-Amendment No. 16 Aircraft     ***         2002

    CAC Id No.    Rank No.  Aircraft                          Delivery
    ----------    --------  --------                          --------

     41 218       No. 16    Pre-Amendment No. 16 Aircraft     ***         2002
     41 224       No. 17    Pre-Amendment No. 16 Aircraft     ***         2002
     41 227       No. 18    Pre-Amendment No. 16 Aircraft     ***         2002
     41 225       No. 19    Pre-Amendment No. 16 Aircraft     ***         2002
     41 213       No. 20    Pre-Amendment No. 16 Aircraft     ***         2002
     41 214       No. 21    Pre-Amendment No. 16 Aircraft     ***         2002
     41 234       No. 22    Pre-Amendment No. 16 Aircraft     ***         2002
     41 215       No. 23    Pre-Amendment No. 16 Aircraft     ***         2002
     41 216       No. 24    Pre-Amendment No. 16 Aircraft     ***         2002
     41 217       No. 25    Pre-Amendment No. 16 Aircraft     ***         2002
    124 965       No. 26    Pre-Amendment No. 16 Aircraft     ***         2002
     41 235       No. 27    Pre-Amendment No. 16 Aircraft     ***         2002
     41 220       No. 28    Pre-Amendment No. 16 Aircraft     ***         2002
     41 219       No. 29    Pre-Amendment No. 16 Aircraft     ***         2002

     41 236       No. 30    Pre-Amendment No. 16 Aircraft     ***         2003
    104 399       No. 31    Pre-Amendment No. 16 Aircraft     ***         2003
     41 237       No. 32    Pre-Amendment No. 16 Aircraft     ***         2003
    124 966       No. 33    Pre-Amendment No. 16 Aircraft     ***         2003
     41 221       No. 34    Pre-Amendment No. 16 Aircraft     ***         2003
     41 238       No. 35    Pre-Amendment No. 16 Aircraft     ***         2003
     41 222       No. 36    Pre-Amendment No. 16 Aircraft     ***         2003
    104 400       No. 37    Pre-Amendment No. 16 Aircraft     ***         2003
    104 401       No. 38    Pre-Amendment No. 16 Aircraft     ***         2003
     41 223       No. 39    Pre-Amendment No. 16 Aircraft     ***         2003
    104 402       No. 40    Pre-Amendment No. 16 Aircraft     ***         2003
    104 443       No. 41    Pre-Amendment No. 16 Aircraft     ***         2003
    104 403       No. 42    Pre-Amendment No. 16 Aircraft     ***         2003
    124 964       No. 43    Pre-Amendment No. 16 Aircraft     ***         2003
     41 226       No. 44    Pre-Amendment No. 16 Aircraft     ***         2003

    111 579       No. 45    Pre-Amendment No. 16 Aircraft     ***         2004
     41 245       No. 46    Pre-Amendment No. 16 Aircraft     ***         2004
     41 246       No. 47    Pre-Amendment No. 16 Aircraft     ***         2004
     41 229       No. 48    Pre-Amendment No. 16 Aircraft     ***         2004
     41 247       No. 49    Pre-Amendment No. 16 Aircraft     ***         2004
     41 248       No. 50    Pre-Amendment No. 16 Aircraft     ***         2004
    104 404       No. 51    Pre-Amendment No. 16 Aircraft     ***         2004
    104 405       No. 52    Pre-Amendment No. 16 Aircraft     ***         2004

-----------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

     41 230       No. 53    Pre-Amendment No. 16 Aircraft     ***         2004
    104 406       No. 54    Pre-Amendment No. 16 Aircraft     ***         2004
    124 967       No. 55    Amendment No.16 Firm Aircraft     ***         2004
    104 415       No. 56    Pre-Amendment No. 16 Aircraft     ***         2004
    104 407       No. 57    Pre-Amendment No. 16 Aircraft     ***         2004

   CAC Id No.     Rank No.  Aircraft                          Delivery
   ----------     --------  --------                          --------

    104 408       No. 58    Pre-Amendment No. 16 Aircraft     ***         2004
    124 968       No. 59    Amendment No.16 Firm Aircraft     ***         2004

    104 409       No. 60    Pre-Amendment No. 16 Aircraft     ***         2005
     41 232       No. 61    Pre-Amendment No. 16 Aircraft     ***         2005
    124 959       No. 62    Amendment No.16 Firm Aircraft     ***         2005
    104 410       No. 63    Pre-Amendment No. 16 Aircraft     ***         2005
    104 411       No. 64    Pre-Amendment No. 16 Aircraft     ***         2005
     41 233       No. 65    Pre-Amendment No. 16 Aircraft     ***         2005
    104 412       No. 66    Pre-Amendment No. 16 Aircraft     ***         2005
    124 960       No. 67    Amendment No.16 Firm Aircraft     ***         2005
    104 413       No. 68    Pre-Amendment No. 16 Aircraft     ***         2005
    104 418       No. 69    Pre-Amendment No. 16 Aircraft     ***         2005
    104 414       No. 70    Pre-Amendment No. 16 Aircraft     ***         2005
    124 961       No. 71    Amendment No.16 Firm Aircraft     ***         2005
    104 416       No. 72    Pre-Amendment No. 16 Aircraft     ***         2005
    104 417       No. 73    Pre-Amendment No. 16 Aircraft     ***         2005
    124 962       No. 74    Amendment No.16 Firm Aircraft     ***         2005
    124 963       NO. 75    AMENDMENT NO.16 FIRM AIRCRAFT     *** *       2005

    159 936       No. 76    Amendment No. 20 Firm Aircraft    ***         2006
    104 419       No. 77    Pre-Amendment No. 16 Aircraft     ***         2006
     41 239       No. 78    Amendment No.16 Firm Aircraft     ***         2006
     41 240       No. 79    Amendment No.16 Firm Aircraft     ***         2006
    104 420       No. 80    Pre-Amendment No. 16 Aircraft     ***         2006
     41 241       No. 81    Amendment No.16 Firm Aircraft     ***         2006
    104 421       No. 82    Pre-Amendment No. 16 Aircraft     ***         2006
     41 242       No. 83    Amendment No.16 Firm Aircraft     ***         2006
     41 243       No. 84    Amendment No.16 Firm Aircraft     ***         2006
    104 422       No. 85    Pre-Amendment No. 16 Aircraft     ***         2006
     41 244       No. 86    Amendment No.16 Firm Aircraft     ***         2006
     69 719       No. 87    Amendment No.16 Firm Aircraft     ***         2006
    104 423       No. 88    Pre-Amendment No. 16 Aircraft     ***         2006
     69 720       No. 89    Amendment No.16 Firm Aircraft     ***         2006
     69 721       No. 90    Amendment No.16 Firm Aircraft     ***         2006

-------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

* The Seller agrees to use commercially reasonable efforts to deliver the aircraft on or before ***, 2005.

    159 937       No. 91    Amendment No. 20 Firm Aircraft    ***         2006

    104 424       No. 92    Pre-Amendment No. 16 Aircraft     ***         2007
    104 425       No. 93    Pre-Amendment No. 16 Aircraft     ***         2007
    159 938       No. 94    Amendment No. 20 Firm Aircraft    ***         2007
    104 426       No. 95    Pre-Amendment No. 16 Aircraft     ***         2007
    104 427       No. 96    Pre-Amendment No. 16 Aircraft     ***         2007

   CAC Id No.     Rank No.  Aircraft                          Delivery
   ----------     --------  --------                          --------

    104 428       No. 97    Pre-Amendment No. 16 Aircraft     ***         2007
     69 722       No. 98    Amendment No. 16 Firm Aircraft    ***         2007
     69 723       No. 99    Amendment No. 16 Firm Aircraft    ***         2007
     69 724       No. 100   Amendment No. 16 Firm Aircraft    ***         2007
    159 939       No. 101   Amendment No. 20 Firm Aircraft    ***         2007
     69 725       No. 102   Amendment No. 16 Firm Aircraft    ***         2007
     96 459       No. 103   Amendment No. 16 Firm Aircraft    ***         2007
    104 439       No. 104   Amendment No. 16 Firm Aircraft    ***         2007
    104 440       No. 105   Amendment No. 16 Firm Aircraft    ***         2007
    104 441       No. 106   Amendment No. 16 Firm Aircraft    ***         2007
    104 442       No. 107   Amendment No. 16 Firm Aircraft    ***         2007
      41231       No. 108   Amendment No. 16 Firm Aircraft    ***         2007

    159 896       No. 109   Amendment No. 16 Firm Aircraft    Year        2008
    159 897       No. 110   Amendment No. 16 Firm Aircraft    Year        2008
    159 898       No. 111   Amendment No. 16 Firm Aircraft    Year        2008
    159 899       No. 112   Amendment No. 16 Firm Aircraft    Year        2008
    159 900       No. 113   Amendment No. 16 Firm Aircraft    Year        2008
    159 901       No. 114   Amendment No. 16 Firm Aircraft    Year        2008
    159 902       No. 115   Amendment No. 16 Firm Aircraft    Year        2008
    159 903       No. 116   Amendment No. 16 Firm Aircraft    Year        2008
    159 904       No. 117   Amendment No. 16 Firm Aircraft    Year        2008
    159 905       No. 118   Amendment No. 16 Firm Aircraft    Year        2008
    159 906       No. 119   Amendment No. 16 Firm Aircraft    Year        2008
    159 907       No. 120   Amendment No. 16 Firm Aircraft    Year        2008
    159 908       No. 121   Amendment No. 16 Firm Aircraft    Year        2008
    159 940       No. 122   Amendment No. 20 Firm Aircraft    Year        2008
    159 941       No. 123   Amendment No. 20 Firm Aircraft    Year        2008
    159 942       No. 124   Amendment No. 20 Firm Aircraft    Year        2008
    159 943       No. 125   Amendment No. 20 Firm Aircraft    Year        2008

    159 909       No. 126   Amendment No. 16 Firm Aircraft    Year        2009
    159 910       No. 127   Amendment No. 16 Firm Aircraft    Year        2009
    159 911       No. 128   Amendment No. 16 Firm Aircraft    Year        2009

-------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

    159 912       No. 129   Amendment No. 16 Firm Aircraft    Year        2009
    159 913       No. 130   Amendment No. 16 Firm Aircraft    Year        2009
    159 914       No. 131   Amendment No. 16 Firm Aircraft    Year        2009
    159 915       No. 132   Amendment No. 16 Firm Aircraft    Year        2009
    159 916       No. 133   Amendment No. 16 Firm Aircraft    Year        2009
    159 917       No. 134   Amendment No. 16 Firm Aircraft    Year        2009
    159 918       No. 135   Amendment No. 16 Firm Aircraft    Year        2009
    159 944       No. 136   Amendment No. 20 Firm Aircraft    Year        2009
    159 945       No. 137   Amendment No. 20 Firm Aircraft    Year        2009
    159 946       No. 138   Amendment No. 20 Firm Aircraft    Year        2009

   CAC Id No.     Rank No.  Aircraft                          Delivery
   ----------     --------  --------                          --------

    159 947       No. 139   Amendment No. 20 Firm Aircraft    Year        2009
    159 948       No. 140   Amendment No. 20 Firm Aircraft    Year        2009
    159 949       No. 141   Amendment No. 20 Firm Aircraft    Year        2009
    159 950       No. 142   Amendment No. 20 Firm Aircraft    Year        2009
    159 951       No. 143   Amendment No. 20 Firm Aircraft    Year        2009

    159 919       No. 144   Amendment No. 16 Firm Aircraft    Year        2010
    159 920       No. 145   Amendment No. 16 Firm Aircraft    Year        2010
    159 921       No. 146   Amendment No. 16 Firm Aircraft    Year        2010
    159 922       No. 147   Amendment No. 16 Firm Aircraft    Year        2010
    159 923       No. 148   Amendment No. 16 Firm Aircraft    Year        2010
    159 924       No. 149   Amendment No. 16 Firm Aircraft    Year        2010
    159 925       No. 150   Amendment No. 16 Firm Aircraft    Year        2010
    159 926       No. 151   Amendment No. 16 Firm Aircraft    Year        2010
    159 927       No. 152   Amendment No. 16 Firm Aircraft    Year        2010
    159 928       No. 153   Amendment No. 16 Firm Aircraft    Year        2010
    159 952       No. 154   Amendment No. 20 Firm Aircraft    Year        2010
    159 953       No. 155   Amendment No. 20 Firm Aircraft    Year        2010
    159 954       No. 156   Amendment No. 20 Firm Aircraft    Year        2010
    159 955       No. 157   Amendment No. 20 Firm Aircraft    Year        2010
    159 956       No. 158   Amendment No. 20 Firm Aircraft    Year        2010
    159 957       No. 159   Amendment No. 20 Firm Aircraft    Year        2010
    159 958       No. 160   Amendment No. 20 Firm Aircraft    Year        2010
    159 959       No. 161   Amendment No. 20 Firm Aircraft    Year        2010

    159 929       No. 162   Amendment No. 16 Firm Aircraft    Year        2011
    159 930       No. 163   Amendment No. 16 Firm Aircraft    Year        2011
    159 931       No. 164   Amendment No. 16 Firm Aircraft    Year        2011
    159 932       No. 165   Amendment No. 16 Firm Aircraft    Year        2011
    159 933       No. 166   Amendment No. 16 Firm Aircraft    Year        2011
    159 934       No. 167   Amendment No. 16 Firm Aircraft    Year        2011
    159 960       No. 168   Amendment No. 20 Firm Aircraft    Year        2011
    159 961       No. 169   Amendment No. 20 Firm Aircraft    Year        2011

    159 962       No. 170   Amendment No. 20 Firm Aircraft    Year        2011
    159 963       No. 171   Amendment No. 20 Firm Aircraft    Year        2011
    159 964       No. 172   Amendment No. 20 Firm Aircraft    Year        2011
    159 965       No. 173   Amendment No. 20 Firm Aircraft    Year        2011

    180 953       No. 174   Amendment No. 20 Option           Year        2008
    180 954       No. 175   Amendment No. 20 Option           Year        2008

    180 955       No. 176   Amendment No. 20 Option           Year        2009
    180 956       No. 177   Amendment No. 20 Option           Year        2009

   CAC Id No.     Rank No.  Aircraft                          Delivery
   ----------     --------  --------                          --------

    180 957       No. 178   Amendment No. 20 Option           Year        2010
    180 958       No. 179   Amendment No. 20 Option           Year        2010
    159 966       No. 180   Amendment No. 16 Option           Year        2011
    159 967       No. 181   Amendment No. 16 Option           Year        2011
    159 968       No. 182   Amendment No. 16 Option           Year        2011
    159 969       No. 183   Amendment No. 16 Option           Year        2011
    159 970       No. 184   Amendment No. 16 Option           Year        2011
    159 971       No. 185   Amendment No. 16 Option           Year        2011
    159 972       No. 186   Amendment No. 16 Option           Year        2011
    180 959       No. 187   Amendment No. 20 Option           Year        2011
    180 960       No. 188   Amendment No. 20 Option           Year        2011

    159 976       No. 189   Amendment No. 16 Option           Year        2012
    159 977       No. 190   Amendment No. 16 Option           Year        2012
    159 978       No. 191   Amendment No. 16 Option           Year        2012
    159 979       No. 192   Amendment No. 16 Option           Year        2012
    159 980       No. 193   Amendment No. 16 Option           Year        2012
    159 981       No. 194   Amendment No. 16 Option           Year        2012
    159 982       No. 195   Amendment No. 16 Option           Year        2012
    159 983       No. 196   Amendment No. 16 Option           Year        2012
    159 984       No. 197   Amendment No. 16 Option           Year        2012
    159 985       No. 198   Amendment No. 16 Option           Year        2012
    159 986       No. 199   Amendment No. 16 Option           Year        2012
    159 987       No. 200   Amendment No. 16 Option           Year        2012
    159 988       No. 201   Amendment No. 16 Option           Year        2012
    180 961       No. 202   Amendment No. 20 Option           Year        2012
    180 962       No. 203   Amendment No. 20 Option           Year        2012
    180 963       No. 204   Amendment No. 20 Option           Year        2012
    180 964       No. 205   Amendment No. 20 Option           Year        2012
    180 965       No. 206   Amendment No. 20 Option           Year        2012
    180 966       No. 207   Amendment No. 20 Option           Year        2012
    180 967       No. 208   Amendment No. 20 Option           Year        2012

    180 968       No. 209   Amendment No. 20 Option           Year        2013
    180 969       No. 210   Amendment No. 20 Option           Year        2013
    180 970       No. 211   Amendment No .20 Option           Year        2013
    180 971       No. 212   Amendment No. 20 Option           Year        2013
    180 972       No. 213   Amendment No. 20 Option           Year        2013
    180 973       No. 214   Amendment No. 20 Option           Year        2013
    180 974       No. 215   Amendment No. 20 Option           Year        2013
    180 975       No. 216   Amendment No. 20 Option           Year        2013
    180 976       No. 217   Amendment No. 20 Option           Year        2013
    180 977       No. 218   Amendment No. 20 Option           Year        2013
    180 978       No. 219   Amendment No. 20 Option           Year        2013

   CAC Id No.     Rank No.  Aircraft                          Delivery
   ----------     --------  --------                          --------

    180 979       No. 220   Amendment No. 20 Option           Year        2013
    180 980       No. 221   Amendment No. 20 Option           Year        2013
    180 981       No. 222   Amendment No. 20 Option           Year        2013
    180 982       No. 223   Amendment No. 20 Option           Year        2013

UNQUOTE

3.       EFFECT OF THE AMENDMENT
         -----------------------

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the
Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment will become effective upon execution hereof.

4.       CONFIDENTIALITY
         ---------------

This Amendment is subject to the confidentiality provisions set forth in Clause
22.5 of the Agreement.

5.       ASSIGNMENT
         ----------

Notwithstanding any other provision of this Amendment or of the Agreement, this
Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

6.       COUNTERPARTS
         ------------

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

                                          AVSA, S.A.R.L.

                                          By:    /s/ Jean Berger
                                                 -----------------------------

                                          Its:   AVSA Chief Executive Officer
                                                 -----------------------------

                                          Date:
                                                 -----------------------------

JETBLUE AIRWAYS CORPORATION

By:      /s/ Thomas A. Anderson
         -----------------------------

Its:     Senior Vice President
         -----------------------------

Date:    July 21, 2005
         -----------------------------